UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021

_________________

WIDEPOINT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 Waples Mill Road, South Tower 210, Fairfax, Virginia	22030
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (703) 349-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value per share	WYY	NYSE American

Item 8.01 Other Events.

On September 27, 2021, WidePoint Corporation (the “Company”) issued a press release announcing that its Board of Directors has removed the suspension from its $2.5 million stock repurchase plan (the “Repurchase Plan”), which Repurchase Plan was suspended on March 9, 2020 as a precaution due to the COVID-19 pandemic. The Repurchase Plan allows the Company to repurchase its issued and outstanding common stock from time to time in open- market and privately negotiated transactions and block trades in accordance with federal securities laws, including Rule 10b-18 promulgated under the Securities Exchange Act of 1934 as amended. As of September 27, 2021, $2.1 million remained available for future purchases under the Repurchase Plan, which does not have an expiration date. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

This report contains forward-looking statements by the Company that involve risks and uncertainties and reflect the Company’s judgment as of the date of this report. These forward-looking statements include, without limitation, statements regarding the Company’s plans with respect to stock repurchases, including the timing and manner of any purchases under the Repurchase Plan. Actual events or results may differ from the Company’s expectations. For example, the Repurchase Plan may be suspended or discontinued at any time. The failure to meet expectations with respect to any of the foregoing matters may reduce the Company's stock price. Additional information concerning these and other risk factors affecting the Company can be found in the Company’s public periodic filings with the Securities and Exchange Commission available at www.sec.gov. The Company disclaims any intent or obligation to update these forward-looking statements beyond the date of this report. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued September 27, 2021.
104	Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

Date: September 28, 2021	/s/ Jin Kang
Jin Kang
Chief Executive Officer

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